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UPDATE ON PENDING ARRANGEMENT AND GARMATEX
Chilliwack/Surrey, British Columbia; October 14, 2016, Garmatex Holdings Ltd. (having changed its name from Oaxaca Resources Corp.; the “Company”) and Garmatex Technologies, Inc. (“Garmatex”) are jointly pleased to provide the following update respecting the pending statutory arrangement as between the Company and Garmatex which was originally announced on March 16, 2016 (the “Arrangement”).  Pending satisfaction of the closing conditions and the court and securityholder approvals, Garmatex will become a wholly owned subsidiary of the Company and the securityholders of Garmatex will become securityholders of the Company.
Status of Arrangement
The proposed Arrangement is commonly referred to as a reverse take-over (“RTO”) and effectively, upon closing, Garmatex shareholders will hold more than 50% of the post-closing outstanding shares of the Company, not including the shares to be issued by the Company as part of the concurrent Company financing.  Upon closing of the Arrangement Agreement Garmatex shareholders will receive one share in the Company for each post-share consolidation Garmatex share (the share consolidation will be on a one new share for five old shares basis).  The shares of the Company received by Garmatex shareholders will be “restricted securities” as defined under Rule 144(a)(3) of the U.S. Securities Act (the “Act”) and will be subject to a 12-month hold period from the date that the Company files “Form 10 information” with the SEC and the Company is compliant with its reporting obligations with the SEC.  In addition, each post-Garmatex share consolidation share purchase warrant will be issued a replacement share purchase warrant in the Company and all outstanding post-Garmatex share consolidation stock options are to be cancelled on or prior to the effective time of the Arrangement.
Assuming the Arrangement closing conditions and the court and securityholder approvals are satisfied in the next 45 to 60 days; and which are presently being worked on; the Company and Garmatex anticipate completing the RTO within the next 60 days.
The Company and Garmatex will continue in the coming weeks to update their shareholders with information about the RTO, the progress with the concurrent Company financing and updates with respect to Garamtex’s business plan going forward.
The foregoing summary of the terms of the Arrangement does not purport to be complete and is qualified in its entirety by the Arrangement Agreement which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2016.
The securities to be issued pursuant to the Arrangement and the concurrent Company financing will not be and have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  In addition, any such securities to be issued pursuant to the Arrangement and the concurrent Company financing will be “restricted securities” as defined under Rule 144(a)(3) of the Act and will contain the appropriate restrictive legends as required under the Act and any other applicable securities laws.

Update on the business of Garmatex Technologies, Inc.
Garmatex is a developer of leading edge, disruptive fabric technologies. Garmatex’s proprietary fabrics’ are manufactured through a unique process that utilizes raw textiles and alters fabric formulation, resulting in performance fabrics that enhance wearer experience under multiple conditions. Garmatex offers innovative solutions for athletic, lifestyle, medical and industrial products.
Garmatex was acknowledged as one of the most innovative companies for 2015 by Apparel Magazine and Garmatex fabrics are being supplied to a growing number of global brands that include ASICS, O’Neill, Mizuno, Laird Apparel, RVCA, AFTCO, 2UNDR and New Era Cap. Of note, New Era Cap, exclusive license holder for on-field caps for the MLB and NFL and license holder with the NBA, NHL and NASCAR, introduced their premier golf cap, incorporating Garmatex’s IceSkin™, as a technological breakthrough product to many of the elite golf courses in the U.S. and supplied the cap to the winning 2016 U.S. Ryder Cup team.
Garmatex’s President and CEO, Mr. Darren Berezowski, stated “The quality of our offerings along with our unique positioning in the market has attracted these name brands and is growing Garmatex as a strong ingredient brand.” Berezowski underscored the importance of completing on the planned RTO, saying “Increasing shareholder value by investing in innovation to develop new fabric technologies, combined with mergers and acquisitions, is integral to our growth-oriented strategies and the RTO provides a vehicle in which to fund these efforts.”
Berezowski continued “As part of the RTO transaction we plan to relocate our Head Office to Orange County, California, which will better position us to service our largest brand partners and potential partners.”
Contact Garmatex Holdings Ltd. at:
7458 Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7
Devon Loosdrecht, President and CEO
 Phone: 778.823.3104
Contact Garmatex Technologies, Inc. at:
Suite 101, 2455 – 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1
Alex McAulay CPA, CA, Chief Financial Officer
alex@garmatex.com
 Cell: 604.365.0425

Safe Harbor Statement
Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks.  Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.
Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict.  For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.
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